UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2021

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(617) 425-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	CRAI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 12, 2021, CRA International, Inc. (the “Company”) and its subsidiaries CRA International (UK) Limited (the “UK Borrower”), CRA International Limited (the “Canadian Borrower”), and CRA International (Netherlands) B.V. (the “Dutch Borrower” and, together with the Canadian Borrower and the UK Borrower, the “Designated Borrowers”; the Designated Borrowers, together with the Company, the “Borrowers”), entered into an incremental amendment (the “Incremental Amendment”) to the Amended and Restated Credit Agreement, dated as of October 24, 2017 (as amended, restated, waived, or otherwise modified prior to the Incremental Amendment, the “Credit Agreement”), among the Borrowers, Citizens Bank, N.A., as a lender and a letter of credit issuing bank and as administrative agent, Bank of America, N.A., as a lender and a letter of credit issuing bank, and Santander Bank, N.A., as a lender.

Pursuant to the Incremental Amendment, the aggregate principal amount of the revolving credit facility commitments extended to the Borrowers under the Credit Agreement was increased from $125 million to $175 million (subject to the existing sublimits under the Credit Agreement with respect to the maximum amount of the revolving credit loans to be made to the Designated Borrowers and certain other matters).

The Company may use the proceeds of the revolving credit loans to provide working capital and for other general corporate purposes, subject to compliance with the terms of the Credit Agreement. The Company may repay any borrowings under the revolving credit facility at any time (without any premium or penalty), but must repay all borrowings thereunder in no event later than October 24, 2022.

The foregoing description of the Incremental Amendment is qualified in its entirety by reference to the full text of the Incremental Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

In connection with the Incremental Amendment, the Company issued a press release that disclosed that the Company had no outstanding loan borrowings on its revolving credit facility as of the end of its fiscal year ended January 2, 2021. A copy of the Company’s press release is hereby furnished to the Commission and incorporated herein by reference as Exhibit 99.1.

The information in the press release attached as Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Number	Title

10.1	Incremental Amendment to Amended and Restated Credit Agreement, dated as of January 12, 2021, by and among CRA International, Inc., CRA International (UK) Limited, CRA International (Netherlands) B.V., and CRA International Limited, as the Borrowers, Citizens Bank, N.A., as Administrative Agent and a 2021 Incremental Revolving Lender, and Bank of America, N.A., as a 2021 Incremental Revolving Lender

99.1	Press release of CRA International, Inc. dated January 14, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: January 14, 2021	By:	/s/ Daniel Mahoney
Daniel Mahoney
Chief Financial Officer, Executive Vice President and Treasurer

4